The Commonwealth of Massachusetts

KEVIN H. WHITE

Secretary of the Commonwealth

STATE HOUSE
BOSTON, MASS.

ARTICLES OF ORGANIZATION

We, JOHN A. DONNELLY, PAUL O. GRAMMER, OLAF HALVORSEN, ALAN V. LOWENSTEIN and MICHAEL G. NARGI,

being a majority of the directors of AMERICAN STEEL AND ALUMINUM CORPORATION

elected at its first meeting, in compliance with the requirements of General Laws, Chapter 156, Section 10, hereby certify that the following is a true copy of the agreement of association to form said corporation, with the names of the subscribers thereto:

We, whose names are hereto subscribed, do, by this agreement, associate ourselves with the intention of forming a corporation under the provisions of General Laws, Chapter 156.

The name by which the corporation shall be known is AMERICAN STEEL AND ALUMINUM CORPORATION

The location of the principal office of the corporation in Massachusetts is to be in

the city or town of Cambridge , [redacted]

[redacted] [redacted]

[The business address of the corporaion is to be

200 Bent Street, Cambridge, Massachusetts

Street and number (if office building, give room number), city or town.

If such business address is not yet determined, give the name and business address of the treasurer or other officer to receive mail.

....]

Name and title of officer to receive mail and his complete business address.

The purpose for which the corporation is formed and the nature of the business to be transacted by it are as follows: to manufacture, warehouse, fabricate, buy, sell, import, export, trade and deal in, steel, aluminum, other metals, products, goods, materials, merchandise, and machinery of every kind and description.

RIDER ANNEXED TO
ARTICLES OF ORGANIZATION
OF
AMERICAN STEEL AND ALUMINUM CORPORATION

Names and addresses of directors continued:

Edward W. Johnsen	41 Prospect St. Bloomfield, Conn.	200 Bent Street Cambridge, Mass.
James S. Kenary	31 Woodside Dr. Long Meadow, Mass.	200 Bent Street Cambridge, Mass.
Alan V. Lowenstein	285 N. Ridgewood Rd. South Orange, N.J.	200 Bent Street Cambridge, Mass.
Michael G. Nargi	521 Wolcott Ave. Windsor, Conn.	200 Bent Street Cambridge, Mass.

[If seven days' notice is given, complete the following paragraph.]

The first meeting shall be called by

of

[If notice is waived, fill in the following paragraph.]

We hereby waive all requirements of the General Laws of Massachusetts for notice of the first meeting of the incorporators for the purpose of organization, and appoint the 7th day of April , 1965 , at ten o'clock AM., at 200 Bent Street, Cambridge, Massachusetts as the time and place for holding such first meeting.

The names and residences of the incorporators and the amount of stock subscribed for by each are as follows:

NAME FIRST NAME MUST BE WRITTEN IN FULL Initials and abbreviations are not sufficient.	DOMICIL ACTUAL PLACE OF RESIDENCE MUST BE GIVEN	AMOUNT OF STOCK SUBSCRIBED FOR PREFERRED	 COMMON
Donald G. Marshall	82 Ridge Road Fair Haven, New Jersey	-0-	1
Angela B. Cook	87 Lindsley Avenue Newark, New Jersey	-0-	1
Frances J. Masino	134 Passaic Avenue Nutley, New Jersey	-0-	1

IN WITNESS WHEREOF we hereto sign our names, this 6th day of April , 1965 .

(Type or plainly print the name of each incorporator as signed to the Agreement of Association.)

/S/ Donald G. Marshall

/S/ Angela B. Cook

/S/ Frances J. Masino

And we further certify that:

The first meeting of the subscribers to said agreement was held on the 7th day of April, 1965 19

The amount of capital stock now to be issued[1] is as follows:

CLASS OF STOCK	NUMBER OF SHARES	
	WITHOUT PAR VALUE	WITH PAR VALUE
Preferred	-0-	-0-
Common	1,000	-0-

TO BE PAID FOR:	Preferred	Common
IN CASH:		
In full		
By instalments		
Amount of instalment to be paid before commencing business		
IN PROPERTY:		
REAL ESTATE		
Location		
Area		
PERSONAL PROPERTY:		
Accounts receivable		
Notes receivable		
Merchandise		
Supplies		
Securities		$361,141.27
Machinery		
Motor vehicles and trailers		
Equipment and tools		
Furniture and fixtures		
Patent rights		
Trade marks		
Copyrights		
Goodwill		
[2]IN SERVICES		
[2]IN EXPENSES		

[1]No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

[2]SERVICES and EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

The name, residence, and post office address of each of the officers of the corporation is as follows:

	NAME	DOMICIL ACTUAL PLACE OF RESIDENCE MUST BE GIVEN	POST OFFICE ADDRESS HOME OR BUSINESS
President	Olaf Halvorsen	27 Churchill Rd. Westwood, Mass.	200 Bent Street Cambridge, Mass.
Treasurer	Michael G. Nargi	521 Wolcott Ave. Windsor, Conn.	200 Bent Street Cambridge, Mass.
Clerk	Woodford Y. Smith	56 Statler Rd. Belmont, Mass.	200 Bent Street Cambridge, Mass.
Directors	John A. Donnelly	32 Meadowbrook Rd. West Hartford, Conn.	200 Bent Street Cambridge, Mass.
	Paul O. Grammer	Arden Lane Essex Fells, N.J.	200 Bent Street Cambridge, Mass.
	Olaf Halvorsen	27 Churchill Rd. Westwood, Mass.	200 Bent Street Cambridge, Mass.
	Angus G. Hebb	N. Quidnesset Rd. N. Kingstown, R.I.	200 Bent Street Cambridge, Mass.

(See Rider Annexed)

e. We, being a majority of the directors of

AMERICAN STEEL AND ALUMINUM CORPORATION (Name of Corporation)

do hereby certify that the provisions of sections eight and nine of Chapter 156 relative to the calling and holding of the first meeting of the corporation, and the election of a temporary clerk, the adoption of by-laws and the election of officers have been complied with.

f. The final day of the corporation's fiscal year is December 31st (Month) .... (Date) and the date provided in the by-laws for the annual meeting is 15th (Day) February (Month)

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY hereto sign our names, this 23 day of April, 1965.

John A. Donnelly

Paul O. Grammer

Olaf Halvorsen

Alan V. Lowenstein

Michael G. Nargi

[redacted]

[redacted]

ND

374-0..

RECEIVED
$75.00 CK.

APR 26 1965

CORPORATION DIVISION
SECRETARY'S OFFICE

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF ORGANIZATION

GENERAL LAWS, CHAPTER 156.

I hereby certify that, upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles and cause them to be recorded and filed when validated.

Kevin H. White

Secretary of the Commonwealth

A TRUE COPY ATTEST
William Francis Galvin
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE ______ CLERK ______

TO BE FILLED IN BY CORPORATION:

CHARTER TO BE SENT TO

Lowenstein and Spicer

744 Broad Street

Newark, New Jersey

ATTENTION: Donald G. Marshall, Esq.

FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $75. General Laws, Chapter 156, Section 53.

Charter Mailed 4-30-65

The Commonwealth of Massachusetts

JOHN F. X. DAVOREN
Secretary of the Commonwealth
State House   Boston, Mass.

ARTICLES OF [redacted] MERGER*

PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the last of the meetings of the stockholders of the constituent corporations at which the agreement enclosed herein was approved. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. In order that the filing fee may be readily computed there shall be submitted to the Secretary at the time of filing this certificate a statement as to each constituent Massachusetts corporation signed under the penalties of perjury by its president or vice president setting out the amounts of capital stock which at the time of such filing such corporation is authorized to issue. Make check payable to the Commonwealth of Massachusetts.

• • • •

American Steel and Aluminum

Corporation and

American Steel And Aluminum [redacted]

Corporation (Worcester) the constituent corporation[redacted]

into

American Steel and Aluminum Corporation

[redacted]* one of the constituent corporations*

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. The agreement of [redacted] merger* complies with the requirements of the subsection (b) of General Laws, Chapter 156B, Section 78 and is as follows:

(here set forth such agreement, or insert a copy thereof, which shall be on paper 8 inches by 11 inches with a left-hand margin of 1 inch wide for binding)

*Delete the inapplicable words

FORM CD70 2M 7-65 [illegible]

(MASS. - 1649 - 8/14/71)

2. The effective date of the [redacted]* merger* determined pursuant to the agreement referred to in paragraph 1 shall be September 30, 1973.

3. The following information which shall not for any purpose be treated as a permanent part of the articles of organization of the resulting* surviving* corporation

(a) The post office address of the initial principal office of the resulting* surviving* corporation in Massachusetts is 5 American Drive
Norwood, Massachusetts 02062

(b) The name, residence and post office address of each of the initial directors and president, treasurer and clerk of the resulting* surviving* corporation is as follows:

	Name	Residence	Post office address
President	Walter G. Haas	118 Waterville Rd. Farmington, Conn.	439 Homestead Ave. Hartford, Conn. 06112
Treasurer	Michael G. Nargi	276 Fern Street West Hartford, Conn.	439 Homestead Ave. Hartford, Conn. 06112
Clerk	J. Edward McDonald	223 Central Avenue Milton, Mass.	5 American Drive Norwood, Mass 02062
Directors			
	Paul O. Grammer	150 Old Chester Rd. Essex Fells, N.J.	744 Broad St., Room 2900 Newark, N.J. 07102
	Alan V. Lowenstein	285 No. Ridgewood Rd. So. Orange, N.J.	744 Broad St., Room 2900 Newark, N.J. 07102
	Walter G. Haas	118 Waterville Rd. Farmington, Conn.	439 Homestead Ave. Hartford, Conn. 06112

(c) The fiscal year of the [redacted]* surviving* corporation initially adopted is year ending on December 31 of each year.

(d) The date initially fixed in the by-laws for the annual meeting of stockholders of the [redacted] surviving* corporation is

February 15, of each year.

*Delete the inapplicable word.

AGREEMENT OF MERGER OF DOMESTIC CORPORATIONS
PURSUANT TO SECTION 78 OF MASSACHUSETTS
BUSINESS CORPORATION LAW

This Agreement of Merger made on the 24th day of September, 1973,

AMONG AMERICAN STEEL AND ALUMINUM CORPORATION (Worcester), a Massachusetts corporation, the merged corporation

AND AMERICAN STEEL AND ALUMINUM CORPORATION, a Massachusetts corporation, the surviving corporation

W I T N E S S E T H   T H A T:

WHEREAS, each of the corporations which are parties to this agreement are wholly owned subsidiaries of the same corporation.

WHEREAS, the boards of directors of each corporation have determined that it would be in the best interests of each corporation and the shareholders of each corporation that they be merged pursuant to the terms and conditions of this agreement of merger.

NOW, THEREFORE, in consideration of these premises and of the mutual covenants herein contained, the parties agree as follows:

1. The names of the corporations proposing to merge are American Steel and Aluminum Corporation (Worcester), a Massachusetts corporation, and American Steel and Aluminum Corporation, a Massachusetts corporation. The name of the surviving corporation is American Steel and Aluminum Corporation.

2. The purpose of the surviving corporation is to manufacture, warehouse, fabricate, buy, sell, import, export, trade and deal in, steel, aluminum, other metals, products, goods, materials, merchandise, and machinery of every kind and description.

3. The total number of shares of each class of stock which the surviving corporation is authorized to issue is 7,500 shares without nominal or par value.

4. The terms and conditions of the merger are as follows:

On the effective date of the merger, the merged corporation, American Steel And Aluminum Corporation (Worcester), shall be merged into the surviving corporation, American Steel and Aluminum Corporation, and the merged corporation shall cease to have an independent corporate existence, as provided by law, and all assets and all liabilities of the constituent corporations shall become the assets and liabilities of the surviving corporation. The officers and directors of American Steel and Aluminum Corporation shall remain the officers and directors of the surviving corporation after the merger. The by-laws of American Steel and Aluminum Corporation shall remain the by-laws of the surviving corporation.

5. Each issued and outstanding share of the merged corporation, numbering 3,276 shares without nominal or par value, shall upon the effective date of the merger be converted into one share of the common stock without nominal or par value of the surviving corporation.

6. The effective date of the merger shall be September 30, 1973.

IN WITNESS WHEREOF, each of the corporations parties hereto have, pursuant to the authority of their respective boards

of directors, caused this agreement to be executed and sealed on their behalf by their duly authorized officers on this 24th day of September, 1973.

AMERICAN STEEL AND ALUMINUM CORPORATION

John R. MacKay 2nd
Assistant Treasurer

By Alan V. Lowenstein, Vice President

(Seal)

AMERICAN STEEL AND ALUMINUM CORPORATION
(Worcester)

John R. MacKay 2nd
Assistant Treasurer

By Alan V. Lowenstein, Vice President

(Seal)

STATEMENT OF VICE PRESIDENT OF AMERICAN STEEL AND ALUMINUM CORPORATION AS TO AUTHORIZED CAPITAL STOCK

I, Alan V. Lowenstein, Vice President of American Steel and Aluminum Corporation, a Massachusetts corporation, do hereby certify under the penalties of perjury that at the time of the filing of the articles of merger among American Steel and Aluminum Corporation and American Steel and Aluminum Corporation (Worcester) the number of shares which American Steel and Aluminum Corporation is authorized to issue is 7,500 shares of capital stock without nominal or par value.

Alan V. Lowenstein

Alan V. Lowenstein, Vice President

Dated: September 24, 1973

STATEMENT OF VICE PRESIDENT OF
AMERICAN STEEL AND ALUMINUM CORPORATION (WORCESTER)
AS TO AUTHORIZED CAPITAL STOCK

I, Alan V. Lowenstein, Vice President of American Steel And Aluminum Corporation (Worcester), a Massachusetts corporation, do hereby certify under the penalties of perjury that at the time of the filing of the articles of merger among American Steel And Aluminum Corporation (Worcester) and American Steel and Aluminum Corporation the number of shares which American Steel And Aluminum Corporation (Worcester) is authorized to issue is 3,276 shares of capital stock without nominal or par value.

Alan V. Lowenstein

Alan V. Lowenstein, Vice President

Dated: September 24, 1973

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of [redacted]* merger* which is set forth under paragraph 1, has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78 and in compliance with all pertinent requirements of the articles of organization of such corporation at meetings of stockholders held on the following dates

Name	Date of stockholders meeting
American Steel And Aluminum Corporation (Worcester)	September 24, 1973
American Steel and Aluminum Corporation	September 24, 1973

Alan V. Lowenstein — [redacted]* Vice President*
John R. MacKay 2nd — [redacted]* Assistant Clerk*

of American Steel And Aluminum Corporation (Worcester)
(name of constituent corporation)

Alan V. Lowenstein — [redacted]* Vice President*
John R. MacKay 2nd — [redacted]* Assistant Clerk*

of American Steel and Aluminum Corporation
(name of constituent corporation)

*Delete the inapplicable word.

Effective Date September 30, 1973 *15280*

RECEIVED

SEP 28 1973

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF ~~CONSOLIDATION/~~MERGER

(General Laws, Chapter 156B, Section 78)

I hereby approve the within articles of consolidation/merger and, the filing fee in the amount of $ *150.00* having been paid, said articles are deemed to have been filed with me this *27th* day of *September*, 19*73*

X

Eff Date 9/30/73

10.50

John F.X. Davoren

State House, Boston, Mass.

A TRUE COPY ATTEST

WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH

DATE CLERK

FORM CD 72 25M 3 72 051632

The Commonwealth of Massachusetts

PAUL GUZZI
Secretary of the Commonwealth
STATE HOUSE, BOSTON, MASS.
02133

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Walter G. Haas, President/[redacted], and J. Edward McDonald, Clerk/[redacted] of

American Steel and Aluminum Corporation
(Name of Corporation)

located at 5 American Drive, Norwood, Massachusetts

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on September 12, 1975, by vote of

4,276 shares of Common (Class of Stock) out of 4,276 shares outstanding,

.... shares of .... (Class of Stock) out of .... shares outstanding, and

.... shares of .... (Class of Stock) out of .... shares outstanding,

being at least a majority of each class outstanding and entitled to vote thereon.[1]

CROSS OUT INAPPLICABLE CLAUSE [redacted]

The third paragraph of the Articles of Organization, stating the name of the corporation to be American Steel and Aluminum Corporation, shall be amended to read:

"The name by which the corporation shall be known is AMERICAN STEEL AND ALUMINUM CORPORATION (NORWOOD)."

[1]For amendments adopted pursuant to Chapter 156B, Section 70.

[2]For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8½" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

28465

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $ 75.00 having been paid, said articles are deemed to have been filed with me this 26th day of September 1975.

Paul Guzzi

PAUL GUZZI

Secretary of the Commonwealth
State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO

John R. MacKay, 2nd

Lowenstein, Sandler, Brochin, Kohl & Fisher

Room 2900, 744 Broad Street

Newark, New Jersey 07102

C-K46

The Commonwealth of Massachusetts
Office of the Secretary of State
Michael J. Connolly, Secretary
One Ashburton Place, Boston, Massachusetts 02108

Federal Identification Number 04-2232435

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 10/31/10 CLERK

CERTIFICATE OF CORRECTION
(GENERAL LAWS, CHAPTER 156B, SECTION 6A)

CORPORATE NAME: American Steel and Aluminum Corporation

DOCUMENT TO BE CORRECTED: Annual Report for Fiscal Year Ended 1984

IT IS HEREBY CERTIFIED THAT THE ABOVE MENTIONED DOCUMENT WAS FILED WITH THE OFFICE OF THE SECRETARY OF STATE ON 04 / 12 / 85 /.

PLEASE STATE THE INACCURACY OR DEFECT TO BE CORRECTED IN SAID DOCUMENT:

Line 5: Is filled out as follows:

"The date of the end of its last fiscal year was December 31, 1985."

PLEASE STATE CORRECTED VERSION OF THE DOCUMENT:

Line 5: Should read:

"The date of the end of its last fiscal year was December 31, 1984."

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, WE SIGN OUR NAMES THIS 15TH DAY OF MAY IN THE YEAR 1990

PRESIDENT/VICE PRESIDENT

CLERK/ASSISTANT CLERK

NOTE: IF THE INACCURACY OR DEFECT TO BE CORRECTED IS NOT APPARENT ON THE FACE OF THE DOCUMENT, MINUTES OF THE MEETING SUBSTANTIATING THE ERROR MUST BE FILED WITH THE CERTIFICATE. IF REQUIRED, ADDITIONAL INFORMATION MAY BE STATED ON A SEPARATE 8 1/2 X 11 INCH WHITE PAPER.

FEDERAL IDENTIFICATION
NO. 04-2232435

Examiner

Name Approved

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We, D. Bryan Jones, *President / [redacted]

and Christopher Pickwood, *Clerk / [redacted]

of American Steel and Aluminum Corporation (Norwood).
(Exact name of corporation)

located at: 1080 University Avenue, Norwood, MA 02062,
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

1
(Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted [redacted] by written consent of the sole stockholder on August 14, 19 96, by vote of:

4,276 shares of Common Stock *(type, class & series, if any)* of 4,276 shares outstanding,

_____ shares of _____ *(type, class & series, if any)* of _____ shares outstanding, and

_____ shares of _____ *(type, class & series, if any)* of _____ shares outstanding,

C ☐
P ☐
M ☐
R.A. ☐

[1]**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/ or [2]** [redacted] That the third paragraph of the Articles of Organization, stating the name of the corporation be and hereby is amended to read: "The name by which the corporation shall be known is Aluminum Steel and Aluminum Corporation."

*Delete the inapplicable words. **Delete the inapplicable clause.
[1] For amendments adopted pursuant to Chapter 156B, Section 70.
[2] For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock, which the corporation is authorized to issue, fill in the following:

The total *presently* authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:		
Preferred:		Preferred:		

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:		
Preferred:		Preferred:		

546427

13459

SECRETARY OF
THE COMMONWEALTH

96 AUG 14 PM 3:55

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 11/4/15 CLERK

I hereby approve the within Articles of Amendment, and the filing fee in the amount of $ 100 having been paid, said article is deemed to have been filed with me this 14th day of AUGUST, 19 96

Effective date: ______________________________

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 11/3/10 CLERK

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Nicole Palytschko
Sullivan & Worcester
One Post Office Square
Boston, MA 02109

FEDERAL IDENTIFICATION
NO. 04-2232435

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

CERTIFICATE OF CORRECTION
(General Laws, Chapter 156B, Section 6A)

96 SEP 30

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 10/31/[illegible] CLERK

1. Exact name of corporation:
   Aluminum Steel and Aluminum Corporation
2. Document to be corrected:
   Articles of Amendment
3. The above mentioned document was filed with the Secretary of the Commonwealth on

   August 14, 1996.

4. Please state the inaccuracy or defect in said document:

The Articles of Amendment incorrectly amended the third paragraph of the Articles of Organization to read "The name by which the corporation shall be known is Aluminum Steel and Aluminum Corporation."

96000606

5. Please state corrected version of the document:

The Articles of Amendment should state that the third paragraph of the Articles of Organization is amended to read "The name by which the corporation shall be known is American Steel and Aluminum Corporation."

Note: This correction should be signed by the person(s) required by law to sign the original document.

SIGNED UNDER THE PENALTIES OF PERJURY, this 25th day of September, 19 96.

D. Bryan Jones
*President / ~~Vice President~~,

Christopher Pickwood
*Clerk / ~~Assistant Clerk~~

*Delete the inapplicable words.
Note: If the inaccuracy or defect to be corrected is not apparent on the face of the document, minutes of the meeting substantiating the error must be filed with the certificate. Additional information may be provided on separate 8 1/2 x 11 sheets of white paper with a left margin of at least 1 inch.

FEDERAL IDENTIFICATION
NO. 04-2232435

50
Examiner

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

030

N/A
Name
Approved

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

We, D. Bryan Jones, *President / ~~*Vice President~~,

and Christopher H. Pickwood, *Clerk / ~~*Assistant Clerk~~,

of American Steel and Aluminum Corporation (Norwood),
(Exact name of corporation)

located at 1080 University Avenue, Norwood, MA 02062
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

6
(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted ~~at a meeting held on~~ by written consent of the Sole Shareholder as of Sept. 1, 19 96, by vote of:

4,276 shares of Common Stock *(type, class & series, if any)* of 4,276 shares outstanding,

____ shares of ____ *(type, class & series, if any)* of ____ shares outstanding, and

____ shares of ____ *(type, class & series, if any)* of ____ shares outstanding,

[1]**~~being at least a majority of each type, class or series outstanding and entitled to vote thereon~~ / [2]**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby: That the paragraph of the Articles of Organization, stating the other lawful provisions for the conduct and regulation of the business of the Corporation, among other things, be and hereby is, amended to read as set forth in Exhibit A hereto.

*Delete the inapplicable words. **Delete the inapplicable clause.
[1] For amendments adopted pursuant to Chapter 156B, Section 70.
[2] For amendments adopted pursuant to Chapter 156B, Section 71.
Note: *If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.*

C
P
M
R.A.

9

4/26/65

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total *presently* authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:		
Preferred:		Preferred:		

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:		
Preferred:		Preferred:		

Exhibit A

1. <u>Other Lawful Provisions - Continuation Sheets</u>

The following additional provisions are hereby established for the management, conduct and regulation of the business and affairs of the Corporation, and for creating, limiting, defining and regulating the powers of the Corporation and of its directors and stockholders:

a. Except as otherwise provided in these Articles of Organization or the by-laws of the Corporation as from time to time amended, the business and affairs of the Corporation shall be managed by its board of directors. Without limiting the foregoing, the board of directors of the Corporation is hereby specifically authorized from time to time in its discretion to determine the manner in which the accounts of the Corporation shall be kept, and to determine for any purpose and in any manner not inconsistent with other provisions of these Articles of Organization, the amount of the gross assets, liabilities, net assets, net earnings, profits and surplus of the Corporation as the same exist or shall have existed at any time or for any period or periods, and to create, increase, abolish or reduce any reserve or reserves for accrued, accruing or contingent liabilities or expenses, including taxes and other charges, and to determine what amounts, if any, shall be declared as dividends. Unless the board of directors otherwise specifies, the excess of the consideration received for any share of its capital stock with par value issued by it over such par value shall be paid-in surplus. The board of directors may allocate to capital stock less than all of the consideration received for any share of its capital stock without par value issued by it, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.

b. The board of directors shall have full power and authority to determine the terms and manner of issue, including, but not limited to, the consideration therefor, and to issue or cause the issue of all shares of capital stock of the Corporation now or from time to time hereafter authorized.

c. The board of directors is authorized from time to time, in its discretion, to make, amend or repeal the by-laws, in part or in whole, except with respect to any provision thereof which by law or the by-laws requires action by the stockholders.

d. The Corporation may carry on any operation or activity through a wholly or partly owned subsidiary and may be a partner in any business enterprise which it would have the power to conduct by itself.

e. Meetings of stockholders may be held outside The Commonwealth of Massachusetts. The books of the Corporation may be kept (subject to any provision contained in the Business Corporation Law) outside The Commonwealth of Massachusetts at such place or places as may be designated from time to time by the board of directors or in the by-laws of this Corporation. Election of directors need not be by ballot unless so requested by any stockholder entitled to vote thereon.

f. Each director or officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account of the Corporation, reports made to the Corporation by any of its officers or employees or by counsel, accountants, appraisers or other experts or consultants selected with reasonable care by the directors or officers of the Corporation or upon other records of the Corporation. Without limiting the generality of the foregoing, no director or officer of the Corporation shall be liable to any person on account of any action undertaken by him or her as such director or officer in reliance in good faith upon information, opinions, reports or records, including financial statements, books of account and other financial records, in each case presented by or prepared by or under the supervision of (i) one or more officers or employees of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, or (ii) legal counsel, public accountants or other persons as to matters which the director or officer reasonably believes to be within such person's professional or expert competence, or (iii) in the case of a director, a duly constituted committee of the board of directors upon which he or she does not serve, as to matters within its delegated authority, which committee the director reasonably believes to merit confidence.

g. No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director; provided, however, that to the extent provided by applicable law this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 61 or Section 62 of the Business Corporation Law, or (iv) for any transaction in connection with which such director derived an improper personal benefit. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

h. Each officer or director or former officer or director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another Corporation or as a trustee, partner or officer of a trust, partnership, limited liability company or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office or then serving with respect to such employee benefit plan, and the heirs, executors, administrators, and other personal representatives of each of them shall, to the maximum extent permitted from time to time under the law of The Commonwealth of Massachusetts, be indemnified by the Corporation against all liabilities, costs and expenses, including amounts paid in satisfaction of judgments, in compromise and/or as fines or penalties and the fees and disbursements of counsel, imposed or reasonably incurred by him or them in connection with or arising out of any action, suit, or proceeding, civil or criminal, in which he, she or they may be involved, or incurred in anticipation of any action, suit or proceeding, by reason of his or her being or having been such officer, trustee, partner or director or by reason of any alleged act or omission by him or her in such capacity or in serving with respect to any employee benefit plan. Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit or proceeding in advance of the final disposition thereof

upon receipt of an undertaking by the person indemnified to repay such payment if he or she shall be adjudicated not to be entitled to indemnification under this Section, which undertaking may be accepted by the Corporation without reference to the financial ability of such person to make repayment. The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to any employee benefit plan may be entitled as a matter of law, and any repeal or modification of any of the foregoing provisions of this Section shall not adversely affect any right or protection of such persons with respect to any acts or omissions that occurred prior to such repeal or modification. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

Notwithstanding the foregoing, no indemnification shall be provided with respect to any matter disposed of by settlement, consent decree or other negotiated resolution unless.

(1) such indemnification shall have been approved by holders of the shares of the Corporation's capital stock then entitled to vote for directors, voting such shares as a single class, by a majority of the votes cast on the question exclusive of any shares owned by an interested director or officer; or

(2) such indemnification and such settlement, decree or resolution shall have been approved as being in the best interest of the Corporation or organization or plan or participants served, as the case may be, after notice that it involves such indemnification by a majority of the disinterested directors (or, if applicable, the sole disinterested director) then in office (whether or not constituting a quorum); or

(3) if no directors are disinterested, a written opinion, reasonably satisfactory to the Corporation, of independent legal counsel selected by the Corporation shall have been furnished to the Corporation that (i) such indemnification and such settlement, decree or resolution are in the best interest of the Corporation or organization or plan or participants served, as the case may be, and (ii) if adjudicated, such indemnification would not be found to have been prohibited by law.

For purposes of this Section, an "interested" director or officer is one against whom in such capacity the proceeding in question or another proceeding on the same or similar grounds is then pending or threatened, and a "disinterest d director" is any director who is not an interested director.

i. The Corporation shall not, however, indemnify any such person, or his or her heirs, executors, administrators, or other personal representatives, with respect to any matter as to which he or she shall be finally adjudged in any such action, suit, or proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Corporation, or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

j. The board of directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another Corporation, association, trust,

limited liability company or partnership against any liability incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

k. (1) The Corporation may enter into contracts and transact business with one or more of its directors, officers, or stockholders, or in which any of them is in any other way interested, or with any Corporation, association, trust, firm, partnership, limited liability company, or other concern in which any one or more of its directors, officers or stockholders are directors, officers, stockholders, trustees, shareholders, beneficiaries, partners or otherwise interested; and in the absence of fraud no such contract or transaction shall be invalidated or in any way affected by the fact that such directors, officers or stockholders of the Corporation have or may have interests which are or might be adverse to the interests of the Corporation, even though the vote or action of the directors, officers, or stockholders having such adverse interests may have been necessary to obligate the Corporation upon such contract or transaction, if:

(i) the material facts as to such person's or persons' relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee thereof which authorizes the contract or transaction, and the board or committee authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors (or, if applicable, the sole disinterested director) then in office (whether or not constituting a quorum); or

(ii) the material facts as to said person's or persons' relationship or interest as to the contract or transaction are disclosed or are known to the stockholders (whether or not so disinterested) of the Corporation then entitled to vote for directors, and such holders specifically authorize, approve or ratify the contract or transaction by a majority of the votes cast on the question stock, voting such shares as a single class; or

(iii) the contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

(2) The directors shall have the power to fix from time to time their own compensation.

(3) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of the committee which authorizes the contract or transaction. No director or officer shall be disqualified from holding office as a director or officer of the Corporation by reason of any such adverse interest. In the absence of fraud, no director, officer or stockholder having such adverse interest shall be liable to the Corporation or to any stockholder or creditor thereof, or to any other person, for any loss incurred by it under or by reason of such contract or transaction, nor shall any such director, officer or stockholder be accountable for any gains or profits realized thereon.

(4) Any contract or transaction entered into by the Corporation or act of the board of directors on behalf of this Corporation which shall be authorized, approved or ratified by the holders of a majority of the outstanding shares of this Corporation's common stock at any special meeting duly called for that purpose, or at any annual meeting, at which a quorum is present or represented, or by their consent in writing, shall be as valid and binding as though authorized, approved or ratified by every stockholder of this Corporation.

l. Except as otherwise provided by law, no stockholder shall have any right to examine any property or any books, accounts or other writings of the Corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the Corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the Corporation shall be prima facie evidence that such examination would be adverse to the interests of the Corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

m. The purchase or other acquisition or retention by the Corporation of shares of its own capital stock shall not be deemed a reduction of its capital stock. Upon any reduction of capital or capital stock, no stockholder shall have any right to demand any distribution from the Corporation, except as and to the extent that the stockholders shall have provided at the time of authorizing such reduction.

570753

97 MAY 20 PM 3:43

A TRUE COPY ATTEST

WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH

DATE [illegible] CLERK [illegible]

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 20th day of May 19 97

Effective date ______

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

[illegible]

FEDERAL IDENTIFICATION NO. [illegible] (m) FEDERAL IDENTIFICATION NO. [illegible] (S)

Examiner

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF *~~CONSOLIDATION~~/ *MERGER
(General Laws, Chapter 156B, Section 78)

*~~Consolidation~~/ *merger of (m) United Steel and Aluminum Corporation

and

(S) American Steel and Aluminum Corporation

the constituent corporations into

(S) American Steel and Aluminum Corporation

*~~a new corporation~~/ *one of the constituent corporations

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of *~~consolidation~~/ *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 78, and will be kept as provided by Subsection (d) thereof. The *~~resulting~~/ *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the *~~consolidation~~/ *merger determined pursuant to the agreement of *~~consolidation~~/ *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a *later* effective date is desired, specify such date which shall not be more than *thirty days* after the date of filing:

December 31, 2000

3. **(For a merger)**
**The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger:

None

*Delete the inapplicable word. [illegible]
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

(For a consolidation)

(a) The purpose of the *resulting* corporation is to engage in the following business activities:

(b) State the total number of shares and the par value, if any, of each class of stock which the *resulting* corporation is authorized to issue.

WITHOUT PAR VALUE		WITH PAR VALUE		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common		Common		
Preferred		Preferred		

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders or of any class of stockholders.

Continuation Sheet

	Name and Residential Address	Post Office Address
Vice President Finance:	Peter V. Balboni 150 Anawan Road North Attleboro, MA 02760	1050 University Avenue Norwood, MA 02062
Assistant Treasurer:	Pamela A. Hanner 2 Bigelow Road Southborough, MA 01772	- Same as Above -
Assistant Clerk.	Pamela A. Hanner 2 Bigelow Road Southborough, MA 01772	- Same as Above -
Assistant Treasurer:	Thomas V. McKenna 35 Des Moines Road Unit 502 Quincy, MA 02169	- Same as Above -

FEDERAL IDENTIFICATION NO. ________ FEDERAL IDENTIFICATION NO. 042332435

4. The information contained in Item 4 is *not* a *permanent* part of the Articles of Organization of the ~~*resulting~~/ *surviving corporation.

(a) The street address of the ~~*resulting~~/ *surviving corporation in Massachusetts is: *(post office boxes are not acceptable)*

1050 University Avenue, Norwood, Massachusetts 02062

(b) The name, residential address, and post office address of each director and officer of the ~~*resulting~~/ *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1L1	- Same -

See attached Continuation Sheet

(c) The fiscal year (i.e. tax year) of the ~~*resulting~~/ *surviving corporation shall end on the last ~~day~~ Saturday of the month of: November

(d) The name and business address of the resident agent, if any, of the ~~*resulting~~/ *surviving corporation is:

Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of ~~*consolidation~~/ *merger has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni, ~~*President~~/ *Vice President,

Pamela A. Hanner, ~~*Clerk~~/ *Assistant Clerk,

of American Steel and Aluminum Corporation
(Name of constituent corporation)

Peter V. Balboni, ~~*President~~/ *Vice President,

Pamela A. Hanner, ~~*Clerk~~/ *Assistant Clerk

of United Steel and Aluminum Corporation
(Name of constituent corporation)

735831

09035804

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF *[redacted] / *MERGER
(General Laws, Chapter 156B, Section 78)

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 10/3/13 CLERK

I hereby approve the within Articles of *[redacted] / *Merger and, the filing fee in the amount of $ 250 , having been paid, said articles are deemed to have been filed with me this 28th day of December , 2000

Effective date 12/31/2000

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to.

Lewis N. Segall, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Telephone (617) 338-2807

FEDERAL IDENTIFICATION NO. ____________ FEDERAL IDENTIFICATION NO. 042332435 (S)

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

081 / 051 / 053 / 058

ARTICLES OF *~~CONSOLIDATION~~ / *MERGER
(General Laws, Chapter 156B, Section 79)

*~~Consolidation~~ / *merger of

(S) American Steel and Aluminum Corporation, a Massachusetts corporation
(M) American Steel and Aluminum Corporation, a Connecticut corporation (NR)
(M) American Steel and Aluminum Corporation, a Maine corporation (NR)
(M) American Steel and Aluminum Corporation, a New Jersey corporation (NR)
(M) American Steel and Aluminum Corporation, a New York corporation (NR)
* see attached list

the constituent corporations, into

(S) American Steel and Aluminum Corporation

*~~a new corporation~~ / *one of the constituent corporations organized under the laws of: Massachusetts

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of *~~consolidation~~ / *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The *~~resulting~~ / *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the *~~consolidation~~ / *merger determined pursuant to the agreement of *~~consolidation~~ / *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a *later* effective date is desired, specify such date which shall not be more than *thirty days* after the date of filing:

December 31, 2000

3. **(For a merger)**
**The following amendments to the Articles of Organization of the *surviving* corporation have been effected pursuant to the agreement of merger:

None

(For a consolidation)
(a) The purpose of the *resulting* corporation is to engage in the following business activities:

C
P
M
R.A.

P.C.

**Delete the inapplicable words*
***Note:** If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.*

11/22/65

(For a consolidation)

(b) State the total number of shares and the par value, if any, of each class of stock which the *resulting* corporation is authorized to issue:

WITHOUT PAR VALUE		WITH PAR VALUE		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:		
Preferred:		Preferred:		

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

Item 4 below may be deleted if the resulting /surviving corporation is organized under the laws of a state other than Massachusetts.

4. The information contained in Item 4 is *not a permanent* part of the Articles of Organization of the ~~xesultingx~~ */surviving corporation

(a) The street address *(post office boxes are not acceptable)* of the ~~xxxxxx~~ */surviving corporation *in Massachusetts* is:

1050 University Avenue, Norwood, Massachusetts 02062

***If there are no provisions state "None"*

FEDERAL IDENTIFICATION NO. ______ FEDERAL IDENTIFICATION NO. ______

Examiner

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF ~~*CONSOLIDATION~~ / *MERGER

(General Laws, Chapter 156B, Section 79)

~~*Consolidation~~ / *merger of

M American Steel and Aluminum Corporation, a Pennsylvania corporation (PA)

M American Steel and Aluminum Corporation, a Virginia corporation (VA)

M American Steel and Aluminum Corporation of Rhode Island, a Rhode Island corporation (RI)

~~American Steel and Aluminum Corporation, a Massachusetts corporation~~

the constituent corporations, into

American Steel and Aluminum Corporation,

~~*a new corporation~~ / *one of the constituent corporations organized under the laws of: Massachusetts.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of ~~*consolidation~~ / *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The ~~*resulting~~ / *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the ~~*consolidation~~ / *merger determined pursuant to the agreement of ~~*consolidation~~ / *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a *later* effective date is desired, specify such date which shall not be more than *thirty days* after the date of filing:

December 31, 2000 at 5:00 p.m. Eastern Standard Time

3. (For a merger)
**The following amendments to the Articles of Organization of the *surviving* corporation have been effected pursuant to the agreement of merger:

None

(For a consolidation)
(a) The purpose of the *resulting* corporation is to engage in the following business activities:

C
P
M
R.A.

*Delete the inapplicable words.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

P.C.

(b) The name, residential address and post office address of each director and officer of the ~~resulting~~/ *surviving corporation is

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1L1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the ~~resulting~~/ *surviving corporation shall end on the last ~~day~~ Saturday of the month of: November

(d) The name and business address of the resident agent, if any, of the ~~resulting~~ / *surviving corporation is:

Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned ~~President~~/ *Vice President and ~~*Clerk~~/ *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of ~~*consolidation~~ / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ~~*President~~/ *Vice President

Pamela A. Hanner ~~*Clerk~~/ *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, † Vice President Finance and †† Assistant Secretary

of American Steel and Aluminum Corporation a corporation organized under the laws of

Maine further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly adopted by such corporation in the manner required by the laws of Maine

*Delete the inapplicable words.
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

† Peter V. Balboni

†† Pamela A. Hanner

Continuation Sheet

	Name and Residential Address	Post Office Address
Vice President Finance:	Peter V. Balboni 150 Anawan Road North Attleboro, MA 02760	1050 University Avenue Norwood, MA 02062
Assistant Treasurer:	Pamela A. Hanner 2 Bigelow Road Southborough, MA 01772	- Same as Above -
Assistant Clerk:	Pamela A. Hanner 2 Bigelow Road Southborough, MA 01772	- Same as Above -
Assistant Treasurer:	Thomas V. McKenna 35 Des Moines Road Unit 502 Quincy, MA 02169	- Same as Above -

(b) The name, residential address and post office address of each director and officer of the ~~resulting~~ / *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N7	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1E1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the ~~resulting~~ / *surviving corporation shall end on the last ~~day~~ Saturday of the month of November

(d) The name and business address of the resident agent, if any, of the ~~resulting~~ / *surviving corporation is:

Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting~~ / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for ~~any prior obligation of any constituent Massachusetts corporation~~, any prior obligation of any constituent ~~foreign corporation~~ qualified under General Laws, Chapter 181, and ~~any obligations hereafter incurred by the *resulting~~ / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, ~~so long as any liability remains outstanding against~~ the corporation in the Commonwealth of Massachusetts, ~~and it hereby~~ irrevocably appoints the Secretary of the Commonwealth as its agent to accept ~~service of process in~~ any action for the enforcement of any such obligation, including taxes, in the same ~~manner as provided in~~ Chapter 181

FOR MASSACHUSETTS CORPORATIONS

The undersigned ~~President~~ / *Vice President and ~~*Clerk~~ / *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of ~~*consolidation~~ / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ____________ ~~President~~ / *Vice President

Pamela A. Hanner ____________ ~~Clerk~~ / *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, † Vice President Finance and ** Assistant Secretary of American Steel and Aluminum Corporation, a corporation organized under the laws of New Jersey, further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly adopted by such corporation in the manner required by the laws of New Jersey

† Peter V. Balboni

†† Pamela A. Hanner

*Delete the inapplicable words

†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B

††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation

(b) The name, residential address and post office address of each director and officer of the ~~resulting~~/ *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwood	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwood	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1L1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the ~~resulting~~/ *surviving corporation shall end on the last ~~day~~ Saturday of the month of: November

(d) The name and business address of the resident agent, if any, of the ~~resulting~~/ *surviving corporation is:
Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned ~~President~~ *Vice President and ~~Clerk~~ *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of ~~consolidation~~ / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ~~President~~ *Vice President

Pamela A. Hanner ~~Clerk~~ *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, † Vice President Finance and ‡ Assistant Secretary of American Steel and Aluminum Corporation, a corporation organized under the laws of New York further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly adopted by such corporation in the manner required by the laws of New York

† Peter V. Balboni

‡ Pamela A. Hanner

*Delete the inapplicable words.
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
‡Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

(b) The name, residential address and post office address of each director and officer of the ~~resulting~~ *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwood	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwood	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1E1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the ~~resulting~~/ *surviving corporation shall end on the last ~~day~~ Saturday of the month of November

(d) The name and business address of the resident agent, if any, of the ~~resulting~~ / *surviving corporation is:

Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned ~~President~~/ *Vice President and ~~*Clerk~~/ *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of ~~*consolidation~~ / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ______ ~~*President~~/ *Vice President

Pamela A. Hanner ______ ~~*Clerk~~/ *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned † Vice President Finance and †† Assistant Secretary

of American Steel and Aluminum Corporation, a corporation organized under the laws of

Pennsylvania further state under the penalties of perjury that the agreement of *consolidation /

*merger has been duly adopted by such corporation in the manner required by the laws of Pennsylvania

† Peter V. Balboni

†† Pamela A. Hanner

*Delete the inapplicable words
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

(b) The name, residential address and post office address of each director and officer of the ~~*resulting~~/ *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1C1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the ~~*resulting~~/ *surviving corporation shall end on the last ~~day~~ Saturday of the month of: November

(d) The name and business address of the resident agent, if any, of the ~~*resulting~~/ *surviving corporation is:
Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned ~~*President~~/ *Vice President and ~~*Clerk~~/ *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation
a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of ~~*consolidation~~ / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ______ ~~*President~~/ *Vice President

Pamela A. Hanner ______ ~~*Clerk~~/ *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned † Vice President Finance and †† Assistant Secretary
of American Steel and Aluminum Corporation of Rhode Island a corporation organized under the laws of
Rhode Island further state under the penalties of perjury that the agreement of *consolidation
*merger has been duly adopted by such corporation in the manner required by the laws of Rhode Island

† Peter V. Balboni

†† Pamela A. Hanner

*Delete the inapplicable words
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

(b) The name, residential address and post office address of each director and officer of the ~~resulting~~ *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1L1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the ~~resulting~~/ *surviving corporation shall end on the last ~~day~~ Saturday of the month of November

(d) The name and business address of the resident agent, if any, of the ~~resulting~~/ *surviving corporation is:
Pamela A. Hanner, 2 Bigelow Road, Southboro, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligation hereafter incurred by the resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned ~~President~~/ *Vice President and ~~Clerk~~/ *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ~~President~~/ *Vice President

Pamela A. Hanner ~~Clerk~~/ *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, † Vice President Finance and †† Assistant Secretary of American Steel and Aluminum Corporation a corporation organized under the laws of Virginia further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly adopted by such corporation in the manner required by the laws of Virginia

*Delete the inapplicable words.
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

† Peter V. Balboni

†† Pamela A. Hanner

(b) The name, residential address and post office address of each director and officer of the *resulting/ *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Clerk:	Christopher H. Pickwoad	363 Redfern, Montreal, Quebec Canada H3Z 2G4	- Same -
Directors:	D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1L1	- Same -

See attached Continuation Sheet

(c) The fiscal year end (i.e. tax year) of the *resulting/ *surviving corporation shall end on the last Saturday ~~day~~ of the month of: November

(d) The name and business address of the resident agent, if any, of the *resulting / *surviving corporation is:

Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned *President / *Vice President and *Clerk / *Assistant Clerk of American Steel and Aluminum Corporation, a Massachusetts corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Peter V. Balboni ________ *President / *Vice President

Pamela A. Hanner ________ *Clerk / *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned † Vice President Finance and †† Assistant Secretary

of American Steel and Aluminum Corporation, a corporation organized under the laws of

Connecticut further state under the penalties of perjury that the agreement of *consolidation /

*merger has been duly adopted by such corporation in the manner required by the laws of Connecticut

*Delete the inapplicable words
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation

Peter V. Balboni ________

Pamela A. Hanner ________

9035805

735035

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF ~~*CONSOLIDATION~~ / *MERGER

(General Laws, Chapter 156B, Section 79)

I hereby approve the within Articles of ~~*Consolidation~~/ *Merger and, the filing fee in the amount of $ 250– , having been paid, said articles are deemed to have been filed with me this 28th day of December , 2000

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 10/3/10 CLERK

Effective date 12/31/2000

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

Lewis N. Segall, Esq.

Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Telephone (617) 338-2807

Examiner

FEDERAL IDENTIFICATION NO. 04-2232435 (S)

FEDERAL IDENTIFICATION NO. 03-0230111 (M)

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF XXXXXXXXXXXX / *MERGER

(General Laws, Chapter 156B, Section 79)

081
052

XXXXXXXXXXX *merger of (S) American Steel and Aluminum Corporation

and

(M) Steel Sales Realty Company

the constituent corporations, into

(S) American Steel and Aluminum Corporation,

XXXXXXXXXXXX *one of the constituent corporations organized under the laws of: Massachusetts.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of XXXXXXXXXX *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The XXXXXXX *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the XXXXXXXXXX *merger determined pursuant to the agreement of XXXXXXXX *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a *later* effective date is desired, specify such date which shall not be more than *thirty days* after the date of filing:

3. **(For a merger)**
**The following amendments to the Articles of Organization of the *surviving* corporation have been effected pursuant to the agreement of merger:

None.

(For a consolidation)
(a) The purpose of the *resulting* corporation is to engage in the following business activities:

C
P
M
R.A.

4

P.C.

*Delete the inapplicable words.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

(S) 4/26/65 NC

(For a consolidation)

(a) State the total number of shares and the par value, if any, of each class of stock which the *resulting* corporation is authorized to issue:

WITHOUT PAR VALUE		WITH PAR VALUE		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:		
Preferred:		Preferred:		

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

Item 4 below may be deleted if the resulting /surviving corporation is organized under the laws of a state other than Massachusetts.

4. The information contained in Item 4 is *not a permanent* part of the Articles of Organization of the ~~resulting~~ / *surviving corporation

(a) The street address *(post office boxes are not acceptable)* of the ~~resulting~~/surviving corporation *in Massachusetts* is:

1050 University Avenue, Norwood, Massachusetts 02062

**If there are no provisions state "None"*

(b) The name, residential address and post office address of each director and officer of the XXXXXX */ *surviving corporation is:

NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President: Stephen D. Shaw	228 Bruton, Beaconsfield, Quebec Canada H9W 1N2	1050 University Avenue Norwood, MA 02062
Treasurer: Christopher H. Pickwoad	363 Redfern, Montreal Quebec Canada H3Z 2G4	-same-
Clerk: Christopher H. Pickwoad	363 Redfern, Montreal Quebec Canada H3Z 2G4	-same-
Directors: D. Bryan Jones	428 Morrison, Town of Mountroyal, Quebec, Canada H3R 1L1	-same-
Vice Pres. Finance: Peter V. Balboni	150 Anawan Road North Attleboro, MA 02760	-same-
Assistant Treasurer: Pamela A. Hanner	2 Bigelow Road Southborough, MA 01772	-same-
Assistant Clerk: Pamela A. Hanner	2 Bigelow Road Southborough, MA 01772	-same-
Assistant Treasurer: Thomas V. McKenna	35 Des Moines Rd., Unit 502 Quincy, MA 02169	-same-

(c) The fiscal year end (i.e. tax year) of the XXXXXX */ *surviving corporation shall end on the last XXX Saturday of the month of: November

(d) The name and business address of the resident agent, if any, of the XXXXXX */ *surviving corporation is:

Pamela A. Hanner, 2 Bigelow Road, Southborough, Massachusetts 01772

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

~~5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.~~

FOR MASSACHUSETTS CORPORATIONS

The undersigned XXXXXX *Vice President and XXXXXX *Assistant Clerk of American Steel and Aluminum Corporation, a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of XXXXXX */ *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, section 78.

Peter V. Balboni ______ XXXXXX *Vice President

Pamela A. Hanner ______ XXXXXX *Assistant Clerk

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, † Peter V. Balboni, Vice President and †† Pamela A. Hanner, Assistant Secretary of Steel Sales Realty Company, a corporation organized under the laws of Vermont further state under the penalties of perjury that the agreement of XXXXXX */ *merger has been duly adopted by such corporation in the manner required by the laws of Vermont.

*Delete the inapplicable words.
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

748473

#18466

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF *CONSOLIDATION / *MERGER

(General Laws, Chapter 156B, Section 79)

I hereby approve the within Articles of [illegible] *Merger and, the filing fee in the amount of $ 250 , having been paid, said articles are deemed to have been filed with me this 4th day of April 2001

Effective date ______________________

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

A TRUE COPY ATTEST
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 10/31/01 CLERK

SECRETARY OF THE
01 APR -4 PM 3:
CORPORATION DIVISION

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Lewis N. Segall, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Telephone (617) 338-2807